SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  APRIL 23, 1999

                         ACME INTERMEDIATE HOLDINGS, LLC
                              ACME TELEVISION, LLC
                EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                   333-40277                   52-2050589
         DELAWARE                   333-40281                   52-2050588
(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)

2101 E. FOURTH STREET, SUITE 202, SANTA ANA, CALIFORNIA                 92705
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (714) 245-9499



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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       ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       On April 23, 1999, wholly-owned subsidiaries of ACME Television, LLC ("ACME Television" or the "Company") acquired all of the assets, other than the Federal Communications Commission ("FCC") licenses, of Station WDPX, Channel 26, Springfield, Ohio, Station WPXG, Channel 14, Suring, Wisconsin, and Station WPXU, Channel 23, Decatur, Illinois (the "Asset Acquisitions"). The Asset Acquisitions were consummated pursuant to an Asset Purchase Agreement, dated April 23, 1999 (the "Asset Purchase Agreement"), by and among Paxson Communications Corporation ("Paxson"), Paxson Communications License Company, LLC, Paxson Communications of Green Bay-14, Inc., Paxson Communications of
Dayton-26, Inc., Paxson Dayton License, Inc., Paxson Communications of Decatur-23, Inc., Paxson Decatur License, Inc. (collectively, the aforementioned entities, including Paxson, are referred to herein as the "Sellers"), ACME Television of Ohio, LLC ("ACME Ohio"), ACME Television of Wisconsin, LLC ("ACME Wisconsin"), ACME Television of Illinois, LLC ("ACME Illinois"), ACME Television Licenses of Ohio, LLC ("ACME Licenses Ohio"), ACME Television Licenses of
Wisconsin, LLC ("ACME Licenses Wisconsin"), and ACME Television Licenses of Illinois, LLC ("ACME Licenses Illinois").

       $32.0 million of the $40.0 million aggregate acquisition cost for Station WDPX, Station WPXG and Station WPXU (collectively, the "Acquired Stations") was paid in cash at the closing of the Asset Acquisitions. Upon receipt of FCC approval with respect to a particular station, ACME Licenses Ohio, ACME Licenses Wisconsin and ACME Licenses Illinois will acquire the FCC licenses of Station WDPX, Station WPXG, and Station WPXU, respectively, (collectively, the "Licenses Acquisitions") pursuant to the Asset Purchase Agreement. Certain portions of the remaining $8.0 million of the aggregate

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acquisition  cost of the Acquired  Stations will be paid in cash at the closings of each of the Licenses Acquisitions. The aggregate acquisition cost of the Acquired Stations was determined through arms-length negotiations among the parties involved and management of the Company believes that this cost approximates the fair value of the assets acquired based on market conditions. The portion of acquisition cost paid at the closing of the Asset Acquisitions was funded using (i) borrowings by ACME Television pursuant to its First Amended and Restated Credit Agreement, dated December 2, 1997, as amended, by and among the Company, the lenders party thereto and Canadian Imperial Bank of Commerce and (ii) financing provided by ACME Television Holdings, LLC ("ACME Parent"). The remaining acquisition costs to be paid at the closings of the Licenses Acquisitions are expected to be funded using additional financings provided by ACME Parent. The Asset Acquisitions were accounted for using the purchase method.

       Pending consummation of the Licenses Acquisitions, ACME Ohio, ACME Wisconsin and ACME Illinois entered into time brokerage agreements with certain of the Sellers to operate Station WDPX, Station WPXG and Station WPXU, respectively, for a 10-year term commencing June 2, 1999. During the term of these time brokerage agreements, the Company will retain all revenues generated from the sale of all advertising time within programs supplied by the Company to each station and the sale of all local advertising time up to six minutes per hour within all Pax Net programming (as defined below) for each station, reimburse the Sellers for certain operating expenses of each station and have the right to provide programming for each station subject to the Sellers' ultimate authority for each station, each station's existing programming commitments and the Sellers' right to broadcast Pax Net programming on each of the stations during certain specified time periods (the "Pax Net Periods"). The Sellers will retain all revenues

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generated  from the sale of network,  national  and  regional  advertising  time associated with the broadcast of Pax Net programming during the Pax Net Periods for each station.

       Upon consummation of the Licenses Acquisitions, the Company expects to enter into a secondary affiliation agreement with an affiliate of the Sellers to provide Pax Net Programming during the Pax Net Periods to each of the Acquired Stations for a term of five years. At such time, the Company also expects to enter into non-competition agreements with Paxson prohibiting Paxson and its affiliates, directors, officers and shareholders from engaging in the business of television broadcasting in each of the markets served by the Acquired Stations for a term of two years.

       ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

                (a) Financial Statements

                    It  is  impractical   to  provide  the  required   financial
                    statements as of this date. The required financial statements will be filed as a Form 8-K/A with the Commission as soon as practicable, but not later than July 7, 1999, as required.

                (b) Pro Forma Financial Statements

                    It is impractical to provide the required pro forma financial information as of this date. The required pro forma financial information will be filed as a Form 8-K/A with the Commission as soon as practicable, but not later than July 7, 1999, as required.

                (c) Exhibits:

                    2.1 Asset Purchase Agreement, dated April 23, 1999, by and among Paxson Communications Corporation, Paxson Communications License Company, LLC, Paxson
                          Communications of Green Bay-14, Inc., Paxson Communications of Dayton-26, Inc., Paxson Dayton
                          License, Inc, Paxson Communications of Decatur-23, Inc., Paxson Decatur License, Inc., ACME Television of Ohio, LLC, ACME Television Licenses of Ohio, LLC,

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                          ACME  Television  of  Wisconsin, LLC,  ACME Television
                          Licenses   of  Wisconsin, LLC,   ACME  Television   of
                          Illinois,   LLC,  and  ACME  Television  Licenses   of
                          Illinois,  LLC   for   WDPX(TV),  Springfield,   Ohio,
                          WPXG(TV), Suring, WI and WPXU(TV), Decatur, IL.

                    99.1 Time Brokerage Agreement, dated April 23, 1999, by and among Paxson Communications License Company, LLC, Paxson Communications of Green Bay-14, Inc., and ACME Television of Wisconsin, LLC for Station WPXG-TV, Suring, Wisconsin.

                    99.2 Time Brokerage Agreement, dated April 23, 1999, by and among Paxson Decatur License, Inc., Paxson Communications of Decatur-23, Inc., and ACME Television of Illinois, LLC for Station WPXU-TV, Decatur, Illinois.

                    99.3 Time Brokerage Agreement, dated April 23, 1999, by and among Paxson Dayton License, Inc., Paxson Communications of Dayton-26, Inc., and ACME Television of Ohio, LLC for Station WDPX-TV, Springfield, Ohio.

                    99.4 Press Release, dated March 23, 1999, issued by ACME Television, LLC.

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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ACME TELEVISION, LLC



Date:  May 7, 1999                        By:  /s/ Thomas Allen
                                               ---------------------------------
                                               Thomas Allen
                                               Executive Vice President and
                                               Chief Financial Officer

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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ACME INTERMEDIATE
                                          HOLDINGS, LLC



Date:  May 7, 1999                        By:  /s/ Thomas Allen
                                               ---------------------------------
                                               Thomas Allen
                                               Executive Vice President and
                                               Chief Financial Officer

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